                         PACIFIC HORIZON INCOME FUNDS
                                ANNUAL REPORT
                              FEBRUARY 28, 1997

                          SHORT-TERM GOVERNMENT FUND

                              INVESTING FOR ALL
                            THE TIMES OF YOUR LIFE


                               NOT FDIC INSURED

                          PACIFIC HORIZON FUNDS, INC.
                     3435 Stelzer Road, Columbus, OH 43219
                                 1-800-332-3863

                               INVESTMENT ADVISER
             Bank of America National Trust and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                 ADMINISTRATOR
                             The BISYS Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219
                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Pacific Horizon Funds, Inc. are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                                                    Contents

                                FUND FACTS                               2-3

                                UNDERSTANDING YOUR SHAREHOLDER REPORT    4-6

                                ECONOMIC REVIEW FROM THE INVESTMENT
                                  ADVISER                                8-9

                                FUND OVERVIEW AND INTERVIEW
                                  WITH YOUR INVESTMENT MANAGER         10-13

                                PACIFIC HORIZON SHORT-TERM GOVERNMENT
                                  FUND
                                  Portfolio of Investments                14
                                  Statement of Assets
                                    and Liabilities                       15
                                  Statement of Operations                 16
                                  Statements of Changes
                                    in Net Assets                         17
                                  Notes to Financial Statements        18-22
                                  Financial Highlights                    23
                                  Report of Independent Accountants       24

PACIFIC HORIZON FUND FACTS

The Pacific Horizon Family of Funds offers a variety of mutual funds with different investment objectives to help you diversify your portfolio and meet your investment goals. Some Funds offer greater growth potential, while others such as the money market funds, strive to maintain a stable net asset value but offer no growth potential.

------------------------------------------------------------------------------------

  FUND NAME                                   INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
 International Equity                         Long-Term Capital Growth
 .....................................................................................
 Aggressive Growth                            Maximum Capital Appreciation
 .....................................................................................
 Blue Chip                                    Long-Term Capital Appreciation
 .....................................................................................
 Capital Income                               Total Investment Return
 .....................................................................................
 Asset Allocation                             Long-Term Growth
 .....................................................................................
 Corporate Bond                               High Current Income
 .....................................................................................
 Intermediate Bond                            Income and Capital Appreciation
 .....................................................................................
 U.S. Government Securities                   High Level of Current Income
 .....................................................................................
 Short-Term Government                        High Current Income with Relative
                                              Stability of Principal
 .....................................................................................
 National Municipal Bond*                     High Level of Federal Tax-Free
                                              Current Income
 .....................................................................................
 California Tax-Exempt Bond*                  High Level of Federal and California
                                              Tax-Free Current Income
 .....................................................................................
 Money Market Funds+                          High Current Income Plus Principal
 - Prime                                      Stability
 - Treasury
 - Government
 - Treasury Only
 .....................................................................................
 Tax-Exempt Money Market Funds*+
 - Tax-Exempt Money                           High Level of Federal Tax-Free Current
                                              Income Plus Principal Stability
 - California Tax-Exempt Money Market         High Level of Federal and California
                                              Tax-Free Current Income Plus Principal
                                              Stability

--------------------------------------------------------------------------------
* Certain investors may be subject to the federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

+ There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share. Fund shares are not insured or guaranteed by the U.S. Government.

With the help of an investment professional, you can develop a strategy tailored to meet your goals. To receive any of the Funds' prospectuses, which include more complete information such as charges and expenses, call your Investment Specialist or the Pacific Horizon Funds. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------------
  PORTFOLIO CONSISTS PRIMARILY OF ...      APPROPRIATE FOR INVESTORS WHO SEEK
------------------------------------------------------------------------------------
 Foreign Equity Securities                 Diversification into foreign equity markets with
                                           associated risk.
 ................................................................................................
 Small Capitalization Stocks               Higher-than-average long-term growth potential with
                                           higher-than-average risk.
 ................................................................................................
 Blue Chip Stocks                          Long-term growth potential from investments in the
                                           stocks of well-established companies.
 ................................................................................................
 Convertible Bonds and Convertible         Combined potential for current income and capital
 Preferred Stocks                          appreciation.
 ................................................................................................
 Stocks, Bonds and Cash Equivalents        Long-term growth potential and current income from
                                           stocks and bonds.
 ................................................................................................
 Investment-Grade Corporate Debt           High monthly income potential with reasonable
                                           investment risk.
 ................................................................................................
 Investment-Grade Corporate and U.S.       Regular monthly income from a diversified portfolio
 Government Securities                     of investment-grade securities.
 ................................................................................................
 GNMAs and Other U.S. Government           High monthly income potential and low credit risk.
 Securities
 ................................................................................................
 U.S. Government and Government Agency     Monthly income and relative stability of investment.
 Securities
 ................................................................................................
 Investment-Grade Municipal Debt           Monthly tax-free income.
 Securities
 ................................................................................................
 Investment-Grade California               High monthly double tax-free income.
 Municipal Securities
 ................................................................................................
 High-Quality Corporate and/or U.S.        A flexible, convenient way to manage or accumulate
 Government Short-Term Obligations         cash while waiting for other investment
                                           opportunities.
 ................................................................................................
 Short-Term Municipal Obligations          A tax-free way to manage or accumulate cash while
                                           waiting for other investment opportunities.
 ................................................................................................
 Short-Term California Municipal           A tax-free way to manage or accumulate cash while
 Obligations                               waiting for other investment opportunities.

--------------------------------------------------------------------------------

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The Financial Statements and Financial Highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the information from the report.
The TABLE OF CONTENTS helps
you locate the information you
want.

The ECONOMIC REVIEW FROM THE
INVESTMENT ADVISER provides a
brief overview of the economy                [GRAPHIC]
and how it affects the
financial markets.

The FUND OVERVIEW AND
INTERVIEW WITH YOUR INVESTMENT
MANAGER enables you to gain
insight into the Fund's
investments and learn more
about the Fund manager's
strategies.

                            Because a picture or chart can help clarify the
                            text, the investment management team may have
[GRAPHIC]                   illustrated the most important features of the Fund.
                            The illustrations may represent the portfolio composition, the largest holdings or a simplification of the investment adviser's investment style.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements, which are illustrated below:

The PORTFOLIO OF INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments may be grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also disclosed.

                                  TYPE OF SECURITY

                                  INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
[GRAPHIC]                         NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                  SECTOR (IF APPLICABLE)

                                  ACTUAL PORTFOLIO HOLDINGS WITH SHARES AND
                                  MARKET VALUE AS OF REPORT DATE

The STATEMENT OF ASSETS AND LIABILITIES lists all the assets and liabilities of the Fund as of the date of the statement. This is an individual fund's "balance sheet." Also disclosed in this statement are the Fund's net asset value per share and its maximum offering price per share as of the date of the statement. The statement also lists the accounts that comprise the Fund's net assets (capital stock, undistributed income, etc.).

                                  SUMMARY OF THE FUND'S INVESTMENTS AND ALL
[GRAPHIC]                         OTHER ASSETS OWNED BY THE FUND, INCLUDING
                                  AMOUNTS OWED TO THE FUND BY OUTSIDE PARTIES

                                  SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                  NET RESULTS OF ASSETS LESS LIABILITIES

                                  THE MARKET VALUE OF THE FUND'S TOTAL NET
                                  ASSETS DIVIDED BY THE NUMBER OF SHARES
                                  OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENT OF OPERATIONS shows the amount of dividend and interest income earned from the Fund's investments, the expenses incurred by the Fund from its operations and any gains or losses realized and not yet realized by the Fund from holding and/or selling any investments.

[GRAPHIC]                         ANY INCOME EARNED FROM THE FUND'S INVESTMENTS

                                  OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD

                                  GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                  NET CHANGE IN NET ASSETS DUE TO FUND
                                  OPERATIONS

The STATEMENTS OF CHANGES IN NET ASSETS shows the changes in the net assets of the Fund during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                  OPERATIONS: SEE STATEMENT OF OPERATIONS

                                  DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
[GRAPHIC]                         DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                  PERIODS

                                  DISTRIBUTIONS TO SHAREHOLDERS: TOTAL REALIZED GAINS DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                  FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS

The NOTES TO FINANCIAL STATEMENTS are footnotes to the statements listed above. These notes include information on accounting methods used by the Fund, contractual arrangements between the Fund and its service providers, certain transactions effected by the Fund and other general information about the Fund.

The FINANCIAL HIGHLIGHTS shows, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Fund. It also shows key data and ratios, such as the total investment return for each period, the portfolio turnover rate for Funds other than money market mutual funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

                     [This page intentionally left blank.]

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,

/s/ Kirk Hartman

Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND

[KIRK HARTMAN PHOTO]

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Pacific Horizon Income Funds are managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

GOAL:

The Pacific Horizon Short-Term Government Fund seeks high current income consistent with relative stability of principal.

INVESTMENTS:

The Fund invests in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

APPROPRIATE FOR:

Investors who want income from securities issued or guaranteed by the U.S. Government or its enterprises and relative stability of principal.

INCEPTION:

August 2, 1996

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $15 million

Q
    HOW HAS THE FUND PERFORMED SINCE ITS INCEPTION IN AUGUST, 1996?

A
    The Fund has performed well, delivering returns consistent with those of its benchmark, the One-Year Treasury Bill Index. Since its inception on August 2, 1996, the Fund returned 3.33%* (without the sales charge), as of the period ended February 28, 1997, compared to 3.35% for the One-Year Treasury Bill Index.**

Q
    HOW HAVE YOU MANAGED THE FUND SINCE ITS INCEPTION?

A
    All our fixed-income Funds seek to use a duration-neutral philosophy. Duration, which measures a bond's price sensitivity to interest rates, is a principal component of risk and return. In terms of our Funds, the average durations of the securities in the Funds' portfolios generally remain fairly close to the durations of the Funds' respective benchmarks. We then attempt to add value by investing in sectors and individual securities that offer good value, and by identifying securities that provide yields that are attractive relative to those securities with different maturities. Our relative value methodology strategy enables us to compare and select opportunities that represent some of the best values from the universe of available issues in the market.

The Fund invests in short duration securities issued by the United States government and its agencies and attempts to replicate the duration of the one year Treasury Bill. Investments include short maturity treasury bills, treasury notes and well-structured agency Collateralized Mortgage Obligations, or CMOs. Treasury investments are placed strategically along the yield curve to capture the additional benefits of "rolling down the curve." Planned

Amortization Class CMOs, or PAC CMOs, are used due to their higher yield spreads (as compared with mortgage pass-throughs), relative stability, and high credit quality.***

As the Fund builds towards a critical mass, the strategy of the Fund will likely expand to include strategies involving longer duration assets, such as fixed and adjustable rate mortgage-backed securities, and fixed and floating rate agency CMOs. These longer duration investments will be hedged with short futures positions or options to create synthetic investments with durations similar to the benchmark. The concept of this strategy is to capture the additional yield spread associated with the mortgage product and reduce the price sensitivity with the short futures positions.

Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND IN THE YEAR AHEAD?

A
    We believe that given the current conditions, the economy will continue to grow at or near the non-inflationary growth rate of 2% to 2.5%. However, considering the current tightness in the labor market and recent indications from the Federal Reserve, the probability of rekindled inflation is increasing, and we would therefore not be surprised to see the Federal Reserve raise interest rates.****

We do not, however, see rates moving dramatically higher. We continue to believe that interest rates will trade within a relatively tight range and that we are currently in the middle of that range. We will continue to manage the Fund within the context of our duration-neutral strategy, but will be alert to any changes in the fixed-income markets that create opportunities for the Fund.

---------------
*Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. Performance figures do not reflect the maximum 4.50% front-end sales load, which applies to some investors. Fund performance with the 4.50% maximum sales charge was -1.31% for the period. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

**Source: Bloomberg, using Merrill Lynch Taxable Bond Indices which reflects the One-Year Treasury Bill return. The One-Year Treasury Bill Index is an unmanaged index generally representative of the Treasury bond market as a whole, and cannot be invested in directly.

***Information is as of February 28, 1997. The composition of the Fund's holdings is subject to change.

****Note: This move occurred in late March of 1997, subsequent to the close of the Fund year.

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                                      MERRILL LYNCH
                                                    LIPPER SHORT-       ONE-YEAR
      MEASUREMENT PERIOD                           TERM GOVERNMENT    TREASURY BILL
    (FISCAL YEAR COVERED)           A SHARES        FUNDS AVERAGE         INDEX
8/2/96                              9551.10             10000             10000
8/31/96                             9575.68             10027.77          10019.38
2/28/97                             9869.38             10370.84          10334.74

HOW PERFORMANCE COMPARES
The chart compares the Pacific
Horizon Short-Term Government Fund to
the Merrill Lynch One-Year Treasury
Bill Index, which is an unmanaged
index typically used as a performance
benchmark for short-term fixed income
investments.

The average of short-term government funds as reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Pacific Horizon Short-Term Government Fund. An initial $10,000 investment in the Fund made on August 2, 1996, would now be worth $9,869. The same investment made in the Lipper Short-Term Government Funds Average would now be worth $10,370.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions, if any, and the effect of the maximum 4.50% sales charge.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Short-Term Government Funds Average, nor the Merrill Lynch One-Year Treasury Bill Index may be invested in directly. The hypothetical investment in the Merrill Lynch One-Year Treasury Bill Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Funds reflects all expenses and management fees and the effect of the maximum sales charge.

----------------------------------
SHORT-TERM GOVERNMENT FUND
AVERAGE ANNUAL RETURN
--------------------------------------
                          A SHARES
                     Without    With
                     Sales      Sales
                     Charge     Charge
--------------------------------------
Since Inception     3.33%     -1.31%
(8/2/1996)
--------------------------------------

PACIFIC HORIZON
SHORT-TERM GOVERNMENT FUND
(AS OF FEBRUARY 28, 1997)


       PORTFOLIO COMPOSITION*
    (PERCENTAGE BASED ON ASSETS)


U.S. TREASURY NOTES          92.0
CASH EQUIVELENTS              2.0
U.S GOVERNMENT
AGENCY OBLIGATION             6.0

--------
* The composition of the Fund's
  holdings is subject to change.





QUALITY
Investing in Short-Term U.S.
Government Securities

The Pacific Horizon Short-Term
Government Fund has a policy that it
will invest primarily in securities
issued or guaranteed by the U.S.
Government, and its agencies,
instrumentalities or sponsored
enterprises. The flexibility to
invest in different types of
securities can help to increase
performance, while diversification
can help to reduce risk. By
investing primarily in high-quality
U.S. Government securities, the Fund
seeks to stabilize short-term
performance.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                 MATURITY     PRINCIPAL        VALUE
                    DESCRIPTION                        RATE        DATE         AMOUNT       (NOTE 2)
---------------------------------------------------   -------    ---------    ----------    -----------
U.S. GOVERNMENT AGENCY OBLIGATION -- 6.4%
 Federal Home Loan Mortgage Corp...................     5.50%      4/15/14    $1,000,000    $   996,357
                                                                                            -----------
Total U.S. Government Agency Obligation
 (Cost $995,340)...................................                                             996,357
                                                                                            -----------
U.S. TREASURY OBLIGATIONS -- 93.0%
 U.S. Treasury Note................................     6.50%      5/15/97     1,550,000      1,553,642
 U.S. Treasury Note................................     7.25%      2/15/98     2,375,000      2,407,371
 U.S. Treasury Note................................     5.13%      2/28/98     5,200,000      5,169,216
 U.S. Treasury Note................................     7.88%      4/15/98     1,000,000      1,022,240
 U.S. Treasury Note................................     5.88%      4/30/98     2,000,000      2,001,900
 U.S. Treasury Note................................     6.25%      6/30/98     1,100,000      1,105,687
 U.S. Treasury Note................................     5.63%     11/30/98     1,200,000      1,193,112
                                                                                            -----------
Total U.S. Treasury Obligations
 (Cost $14,463,139)................................                                          14,453,168
                                                                                            -----------
TOTAL INVESTMENTS -- 99.4%
 (COST $15,458,479) (a)............................                                          15,449,525
 Other assets in excess of liabilities -- 0.6%.....                                              91,950
                                                                                            -----------
NET ASSETS -- 100.0%...............................                                         $15,541,475
                                                                                            ===========

---------------

Percentages indicated are based on net assets of $15,541,475.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized depreciation of securities as follows:

            Unrealized appreciation .....................................    $   2,449
            Unrealized depreciation .....................................      (11,403)
                                                                             ----------
            Net unrealized appreciation .................................    $  (8,954)
                                                                             ===========

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $15,458,479)............................   $15,449,525
 Cash.............................................................................        27,105
 Interest receivable..............................................................       235,657
 Receivable from investment adviser...............................................        27,204
 Deferred organization costs......................................................        20,565
                                                                                     -----------
Total Assets......................................................................    15,760,056
                                                                                     -----------
LIABILITIES:
 Dividends payable................................................................        61,504
 Payable for capital shares redeemed..............................................        62,910
 Custodian and fund accounting fees payable.......................................        21,610
 Transfer agent fees payable......................................................         6,983
 Audit fees payable...............................................................        27,622
 Reports to shareholders payable..................................................        25,104
 Registration fees payable........................................................        11,847
 Other accrued expenses...........................................................         1,001
                                                                                     -----------
Total Liabilities.................................................................       218,581
                                                                                     -----------
NET ASSETS........................................................................   $15,541,475
                                                                                     ===========
Shares Outstanding ($0.001 par value, 150 million shares authorized):.............     1,553,943
                                                                                     ===========
NET ASSET VALUE

 Redemption price per share.......................................................        $10.00
                                                                                          ======
 Maximum Sales Charge.............................................................          4.50%

 Maximum Offering Price
 (Net Asset Value/(100%-Maximum Sales Charge))....................................        $10.47
                                                                                          ======
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par...................................................   $     1,554
 Additional paid-in capital.......................................................    15,550,442
 Net unrealized depreciation on investments.......................................        (8,954)
 Distributions in excess of net realized gains on investment transactions.........        (1,567)
                                                                                     -----------
NET ASSETS, FEBRUARY 28, 1997.....................................................   $15,541,475
                                                                                     ===========

---------------
See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Operations
For the period ended February 28, 1997(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest............................................................................   $  274,819
                                                                                          --------
EXPENSES:
 Investment advisory fees............................................................       12,022
 Administration fees.................................................................        9,617
 Shareholder service fees............................................................       12,022
 Custodian and fund accounting fees..................................................       27,943
 Transfer agent fees.................................................................        7,050
 Legal fees..........................................................................          120
 Audit fees..........................................................................       33,711
 Reports to shareholders.............................................................       34,451
 Registration fees...................................................................       12,373
 Other expenses......................................................................        4,249
                                                                                          --------
       Total Expenses................................................................      153,558
 Less: Fee waivers and expense reimbursements........................................     (148,076)
                                                                                          --------
 Total Net Expenses..................................................................        5,482
                                                                                          --------
NET INVESTMENT INCOME................................................................      269,337
                                                                                          --------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gain on investment transactions........................................        6,933
 Net change in unrealized (depreciation) on investments..............................       (8,954)
                                                                                          --------
 Net realized/unrealized losses on investments.......................................       (2,021)
                                                                                          --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................   $  267,316
                                                                                          ========

---------------

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
For the Period ended February 28, 1997(a)
--------------------------------------------------------------------------------

INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................................       $    269,337
 Net realized gains on investment transactions............................              6,933
 Net change in unrealized depreciation on investments.....................             (8,954)
                                                                                  -----------
Change in net assets resulting from operations............................            267,316
                                                                                  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income....................................................           (269,337)
 Net realized gains on investment transactions............................             (6,933)
 Excess of net realized gains on investment transactions..................             (1,567)
                                                                                  -----------
Change in net assets from shareholder distributions.......................           (277,837)
                                                                                  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued..............................................         17,406,395
 Dividends reinvested.....................................................                646
 Cost of shares redeemed..................................................         (1,855,045)
                                                                                  -----------
Change in net assets from capital share transactions......................         15,551,996
                                                                                  -----------
Change in net assets......................................................         15,541,475
NET ASSETS
 Beginning of period......................................................                 --
                                                                                  -----------
 End of period............................................................       $ 15,541,475
                                                                                  ===========

---------------

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Short-Term Government Fund (the "Fund"). The Fund commenced operations on August 2, 1996. The Fund offers A Shares only.

    The Fund seeks to provide investors with a high level of current income, consistent with relative stability of principal.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Fund's administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS, serves as the distributor of the Fund's shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, serves as transfer agent and dividend disbursing agent of the Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The Fund values portfolio securities (other than debt securities with remaining maturities of 60 days or less) at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the mean between the current quoted bid and ask prices on the date of valuation. Bid price is used when no ask price is available. The Fund may also use an independent pricing service, approved by the Board of Directors, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The fund incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized by the fund on a straight line basis over five years.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Fund can be offset by capital loss carryovers of the Fund, such gains will not be distributed. Dividends and distributions are recorded by the Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    Capital losses incurred after October 31 for the Fund are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses of $1,567 after October 31, 1996.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund has an Investment Advisory Agreement with Bank of America, an Administration Agreement with BISYS and a Distribution Agreement with the Distributor. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.25% of the Fund's average daily net assets. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee from the Fund, which is accrued daily and payable monthly, at an annual rate of 0.20% of the Fund's average daily net assets. For the period from August 2, 1996, (commencement of operations) through February 28, 1997, Bank of America and BISYS voluntarily waived fees from the Fund of $12,022 and $9,617, respectively. During the same period Bank of America reimbursed $114,415 in operating expenses of the Fund.

    For the period ended February 28, 1997, the Distributor advised the Fund that it retained no commissions on sales of the Fund's shares. For the same period, Bank of America and its affiliates advised the Fund that they retained no commissions on sales of the Fund's shares.

    The Fund has a Shareholder Services Plan (the "Plan") under which the Fund pays the Distributor for shareholder servicing expenses incurred in connection with A Shares of the Fund. Under the Plan, payments by the Fund for shareholder servicing expenses may not exceed 0.25% of each Fund's average daily net assets. For the period ended February 28, 1997, shareholder service fees incurred pursuant to the Plan totaled $12,022. The Plan provides that if, in any month, the fees paid to the Distributor are less than the costs incurred by the Distributor, the excess costs will be included in future computations of the fee, provided that any excess costs will not be carried forward beyond the end of the fiscal year in which such excess costs were incurred. The Distributor waived the shareholder servicing fees of $12,022 during the period ending February 28, 1997.

    BISYS Ohio serves the Fund as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $7,050 for the period from August 2, 1996 through February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Fund would have incurred an additional cost of $12,868.

    For the period ended February 28, 1997, the Fund incurred legal charges totaling $120 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting, and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997 in consideration of his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Company during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $211 for the Fund, for the period ended February 28, 1997.

NOTE 5 -- SECURITIES TRANSACTIONS

    For the period ended February 28, 1997, the cost of purchases and the proceeds from sales of Fund securities (excluding short-term investments) amounted to $16,180,160 and $4,757,526, respectively.

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Fund are summarized below:

                                                                              PERIOD ENDED
                                                                          FEBRUARY 28, 1997(a)
                                                                       ---------------------------
                                                                        SHARES           AMOUNT
                                                                       ---------       -----------
A SHARES
 Issued..........................................................      1,739,262       $17,406,395
 Reinvested......................................................             65               646
 Redeemed........................................................       (185,384)       (1,855,045)
                                                                       ---------       -----------
Net increase.....................................................      1,553,943       $15,551,996
                                                                       =========       ===========

---------------
(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                             PERIOD ENDED
                                                                         FEBRUARY 28, 1997(a)
                                                                         --------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD.........................         $10.00
                                                                                ------
Income from Investment Operations:
 Net investment income.................................................           0.32
 Net realized gains on investment transactions.........................           0.01
                                                                                ------
Total income from investment operations................................           0.33
                                                                                ------
Less Dividends and Distributions:
 Dividends to shareholders from net investment income..................          (0.32)
 Distribution to shareholders from net realized gains on investment
   transactions........................................................          (0.01)
                                                                                ------
Total Dividends and Distributions......................................          (0.33)
                                                                                ------
Net change in net asset value per share................................             --
                                                                                ------
NET ASSET VALUE PER SHARE, END OF PERIOD...............................         $10.00
                                                                                ======
Total return (excludes sales charge)...................................           3.33%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)..................................         $   16
 Ratio of expenses to average net assets...............................           0.11%(b)
 Ratio of net investment income to average net assets..................           5.53%(b)
 Ratio of expenses to average net assets*..............................           3.15%(b)
 Ratio of net investment income to average net assets*.................           2.49%(b)
 Portfolio turnover rate...............................................             81%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as shown.

(a) Period from August 2, 1996 (inception date of fund) to February 28, 1997.

(b) Annualized.

(c) Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pacific Horizon Short-Term Government Fund (one of the portfolios constituting Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period August 2, 1996 (commencement of operations) through February 28, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

For more information, complete the following form and mail it to:

                             PACIFIC HORIZON FUNDS
                        1230 Columbia Street, Suite 500
                              San Diego, CA 92101

 ...............................................................................
First Name                                  Last Name

 ...............................................................................
Street Address

 ...............................................................................
City                             State                   Zip Code

 ...............................................................................
Area Code and Telephone Number

PLEASE CHECK ONE OF THE TWO BOXES BELOW SO WE CAN BETTER MEET YOUR NEED FOR SERVICE.

[ ] A broker assisted me with the purchase of my Pacific Horizon Fund.

 ...............................................................................
    Name of Broker

 ...............................................................................
    Name of Brokerage Firm

[ ] I purchased my Pacific Horizon Fund without the assistance of a broker.

    Please send me a free investing kit on the Pacific Horizon Fund(s) checked below. The kit includes a prospectus, which has more complete information on the Fund(s) such as charges and expenses. Read the prospectus carefully before investing or sending money.

     PACIFIC HORIZON FUNDS

       [ ] International Equity Fund          [ ] Intermediate Bond Fund
       [ ] Aggressive Growth Fund             [ ] U.S. Government Securities Fund
       [ ] Blue Chip Fund                     [ ] Short-Term Government Fund
       [ ] Capital Income Fund                [ ] National Municipal Bond Fund
       [ ] Asset Allocation Fund              [ ] California Tax-Exempt Bond Fund
       [ ] Corporate Bond Fund
                               Money Market Funds
       [ ] Prime Fund                         [ ] Treasury Only Fund
       [ ] Treasury Fund                      [ ] Tax-Exempt Money Fund
       [ ] Government Fund                    [ ] California Tax-Exempt Money Market Fund

Additional Comments:

 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................
 ...............................................................................

           NOT FDIC INSURED  -  NO BANK GUARANTEE  -  MAY LOSE VALUE

                         PACIFIC HORIZON INCOME FUNDS
                                                                -------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                   PAID
                                                                CLEVELAND, OH
                                                                PERMIT NO. 1
                                                                -------------


                         [PACIFIC HORIZON FUNDS LOGO]

                Concord of Financial Group, Inc., Distributor

SGB-0003 4/97